EXHIBIT 10.12


                             HILLS STORES COMPANY

                        1996 DIRECTORS STOCK OPTION PLAN


SECTION 1.  PURPOSE

     This 1996 Directors Stock Option Plan (the "Plan") of Hills Stores Company, a Delaware corporation (the "Company"), is designed to provide additional incentive to individuals acting as directors of the Company who are not also employees of the Company ("Non-Employee Directors"). The Company intends that this purpose will be effected by the granting of nonqualified stock options ("Stock Options") under the Plan which afford such Non-Employee Directors an opportunity to acquire or increase their proprietary interest in the Company through the acquisition of shares of its Common Stock.

SECTION 2.  ADMINISTRATION

     The terms of the Stock Options are set forth herein and may not be varied other than by amendment of the Plan in accordance with Section 10. To the extent that any administrative action is required in connection with the Plan, such action shall be taken by the Board of Directors (the "Board"), whose deter-mination in such case shall be conclusive.

SECTION 3.  STOCK

     3.1  Stock to be issued.

          The stock subject to the options granted under the Plan shall be shares of the Company's authorized but unissued common stock, $.01 par value per share (the "Common Stock"), or shares of the Company's Common Stock held in treasury. The total number of shares that may be issued pursuant to options granted under the Plan shall not exceed an aggregate of 250,000 shares of Common Stock; provided, however, that the class and aggregate number of shares which may be subject to options granted under the Plan shall be subject to adjustment as provided in Section 8 hereof.

     3.2  Expiration, Cancellation or Termination of Option.

          Whenever any outstanding option under the Plan expires, is cancelled or is otherwise terminated (other than by exercise), the shares of Common Stock allocable to the unexercised portion of such option may again be the subject of options under the Plan.

SECTION 4.  OPTION GRANTS

     All Stock Options issued pursuant to this Plan shall be granted automati-cally to Non-Employee Directors of the Company as hereinafter provided:

          (a) Each Non-Employee Director of the Company on January 18, 1996 shall be entitled to receive an option to purchase 4,000 shares of Common Stock at a purchase price of $12.00 per share. Thereafter, beginning with the 1997 - 1998 fiscal year of the Company, each such Director shall be automatically granted an additional option to purchase 2,000 shares of Common Stock on the first day of each fiscal year of the Company, provided that the optionee is then a Non-Employee Director of the Company.

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          (b) Each Non-Employee Director of the Company who joins the Board after January 18, 1996 shall be automatically granted an option to purchase 4,000 shares of Common Stock upon his or her initial election or initial appointment as a director. Thereafter, beginning with the 1997-1998 fiscal year of the Company, each such Director shall be automatically granted an additional option to purchase 2,000 shares of Common Stock on the first day of each subse-quent fiscal year of the Company, provided that the optionee is then a Non-Employee Director.

SECTION 5.  TERMINATION OF SERVICES OF OPTIONEE

     If an optionee's membership on the Board terminates for cause pursuant to
Section 141(k) of the Delaware Corporation law or any successor statute, all Stock Options held by such optionee shall thereupon terminate. If an optionee's membership on the Board terminates for any other reason, he/she may exercise any outstanding Stock Option to the extent that he/she was entitled to exercise it on the date of termination. Exercise must occur no later than the first anni-versary of such termination. Following such first anniversary, all such Stock Options shall be null and void.

SECTION 6.  TERMS OF THE OPTION AGREEMENTS

     Each option agreement shall be in writing and shall contain the substance of all of the following provisions:

     6.1  Expiration of Option.

          Unless earlier terminated pursuant to Section 5 of this Plan, each option shall expire on the tenth anniversary of the date on which the option was granted.

     6.2  Vesting and Exercise.

          Each option shall be exercisable, so long as it is valid and out-standing, in part or as a whole, as follows:

          (a) one-third of the shares during the period beginning on the first anniversary of the date of grant, provided that the optionee is then a director of the Company, and ending on the tenth anniversary of the date of grant;

          (b) one-third of the shares during the period beginning on the second anniversary of the date of grant, provided that the optionee is then a director of the Company, and ending on the tenth anniversary of the date of grant; and

          (c) one-third of the shares during the period beginning on the third anniversary of the date of grant, provided that the optionee is then a director of the Company, and ending on the tenth anniversary of the date of grant.

     The right to purchase shares pursuant to the options shall be cumu-lative.

     6.3  Purchase Price.

          Except as provided in Section 4(a) with respect to options granted on January 18, 1996, the purchase price per share under each option shall be the fair market value of the Common Stock on the date the option is granted. For the purpose of the Plan the fair market value of the Common Stock shall be the closing price per share on the date of grant of the option as reported by the New York Stock Exchange, or by another nationally recognized stock exchange, or on NASDAQ. If no such closing price is reported for the date of grant, the pur-

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chase price per share will be the closing price per share for the most recent date for which a closing price is thus reported.

     6.4  Transferability of Options.

          Options shall not be transferable by the optionee otherwise than by will or under the laws of descent and distribution, and shall be exercisable, during his or her lifetime, only by him or her.

     6.5  Rights of Optionees.

          No optionee shall be deemed for any purpose to be the owner of any shares of Common Stock subject to any option unless and until the option shall have been exercised pursuant to the terms thereof, and the Company shall have issued and delivered the shares to the optionee.

     6.6  Transferability of Shares.

          As long as the Company has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, the shares of stock issuable upon exercise of an option by any director may not be sold or transferred (except that such shares may be issued upon exercise of such option) by such director for a period of six months following the date of grant of said option.

SECTION 7.  METHOD OF EXERCISE; PAYMENT OF PURCHASE PRICE

     7.1  Method of Exercise.

          Any option granted under the Plan may be exercised by the optionee by delivering to the Company on any business day a written notice specifying the number of shares of Common Stock the optionee then desires to purchase and specifying the address to which the certificates for such shares are to be mailed (the "Notice"), accompanied by payment for such shares.

     7.2  Payment of Purchase Price.

          Payment for the shares of Common Stock purchased pursuant to the exer-cise of an option shall be made by cash in an amount, or a check, bank draft or post or express money order payable in an amount, equal to the aggregate exer-cise price for the number of shares specified in the Notice.

          As promptly as practicable after receipt of the Notice and accom-panying payment, the Company shall deliver to the optionee certificates for the number of shares with respect to which such option has been so exercised, issued in the optionee's name; provided, however, that such delivery shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have deposited such certificates in the United States mail, ad-dressed to the optionee, at the address specified in the Notice.

SECTION 8.  CHANGES IN COMPANY'S CAPITAL STRUCTURE

     8.1  Rights of Company.

          The existence of outstanding options shall not affect in any way the right or power of the Company or its stockholders to make or authorize, without limitation, any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of Common Stock, or any issue of bonds, debentures, or prior preference stock or other capital stock ahead of or

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affecting the Common Stock or the rights thereof, or the dissolution or liquida-
tion of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     8.2  Recapitalization, Stock Splits and Dividends.

          If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other in-crease or reduction of the number of shares of the Common Stock outstanding, in any such case without receiving compensation therefor in money, services or property, then (i) the number, class, and price per share of shares of stock subject to outstanding options hereunder shall be appropriately adjusted in such a manner as to entitle an optionee to receive upon exercise of an option, for the same aggregate cash consideration, the same total number and class of shares as he or she would have received as a result of the event requiring the adjust-ment had he or she exercised his or her option in full immediately prior to such event; and (ii) the number and class of shares with respect to which options may be granted under the Plan shall be adjusted by substituting for the total number of shares of Common Stock then reserved for issuance under the Plan that number and class of shares of stock that the owner of an equal number of outstanding shares of Common Stock would own as the result of the event requiring the ad-justment.

     8.3  Merger without Change of Control.

          After a merger of one or more corporations into the Company, or after a consolidation of the Company and one or more corporations in which (i) the Company shall be the surviving corporation, and (ii) the stockholders of the Company immediately prior to such merger or consolidation own after such merger or consolidation shares representing at least fifty percent of the voting power of the Company, each holder of an outstanding option shall, at no additional cost, be entitled upon exercise of such option, to receive in lieu of the number of shares as to which such option shall then be so exercisable, the number and class of shares of stock or other securities to which such holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such holder had been the holder of record of a number of shares of Common Stock equal to the number of shares for which such option was exercisable.

     8.4  Sale or Merger with Change of Control.

          If the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation, or if there is a merger or consolidation where the Company is the surviving corpora-tion but the stockholders of the Company immediately prior to such merger or consolidation do not own after such merger or consolidation shares representing at least fifty percent of the voting power of the Company or if the Company is liquidated, or sells or otherwise disposes of substantially all of its assets to another corporation while unexercised options remain outstanding under the Plan,
(i) the time for exercise of all unexercised and unexpired options shall ac-celerate to and after a date prior to the effective date of such merger, consolidation, liquidation, sale or disposition, as the case may be, specified by the Board; and (ii) on or after the effective date of such merger, consolidation, liquidation, sale or disposition, as the case may be, each holder of an outstanding option shall be entitled, upon exercise of such option, to receive, in lieu of shares of Common Stock, shares of such stock or other securities, cash or property as the holders of shares of Common Stock receive

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pursuant to the terms of the merger, consolidation, liquidation, sale or disposition.

     8.5  Adjustments to Common Stock Subject to Options.

          Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then sub-ject to outstanding options.

     8.6  Miscellaneous.

          Adjustments under this Section 8 shall be determined by the Board and such determinations shall be conclusive. No fractional shares of Common Stock shall be issued under the Plan on account of any adjustment specified above.

SECTION 9.  GENERAL RESTRICTIONS

     9.1  Investment Representations.

          The Company may require any person to whom an option is granted, as a condition of exercising such option, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the option for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws.

     9.2  Compliance with Securities Laws.

          The Company shall not be required to sell or issue any shares under any option if the issuance of such shares shall constitute a violation by the optionee or by the Company of any provisions of any law or regulation of any governmental authority. In addition, in connection with the Securities Act of 1933, as now in effect or hereafter amended (the "Securities Act"), upon exer-cise of any option, the Company shall not be required to issue such shares unless the Board has received evidence satisfactory to it to the effect that the holder of such option will not transfer such shares except pursuant to a regis-tration statement in effect under such Act or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration is not required. Any determination in this connection by the Board shall be final, binding and conclusive. In the event the shares issuable on exercise of an option are not registered under the Securities Act, the Company may imprint upon any certificate representing shares so issued the following legend which counsel for the Company considers necessary or advisable to comply with the Securities Act and with applicable state securities laws:

          The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the Securities laws of any State and may not be sold or transferred except upon such registration or upon receipt by the Corporation of an opinion of counsel satisfactory to the Corporation, in form and substance satisfactory to the Corporation, that registration is not required for such sale or transfer.

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          The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act; and in the event any shares are so registered the Company may remove any legend on certificates representing such shares. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an option or the issuance of shares pursuant thereto to comply with any law or regulation of any govern-mental authority.

SECTION 10.  AMENDMENT OR TERMINATION OF THE PLAN

     The Board of Directors may modify, revise or terminate this Plan at any time and from time to time, except that shareholder approval shall be required for any amendment that changes the class of persons eligible to receive options, increases the aggregate number of shares issuable pursuant to this Plan (other than by operation of Section 8 hereof) or materially increases the benefits to optionees under the Plan. Notwithstanding anything herein to the contrary, the provisions of this Plan which affect the price, date of exercisability, option period or amount of shares under an option shall not be amended more than once in any six-month period, other than to comport with changes in the Internal Revenue Code of 1986, as amended.

SECTION 11.  NONEXCLUSIVITY OF THE PLAN

     Neither the adoption of the Plan by the Board of Directors nor the sub-mission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

SECTION 12.  EFFECTIVE DATE AND DURATION OF PLAN

     The Plan shall become effective on January 18, 1996; provided, that no Stock Option may be exercised prior to the date on which the shareholders of the Company approve the Plan. No option may be granted under the Plan after the tenth anniversary of the effective date. The Plan shall terminate (i) when the total amount of the Stock with respect to which options may be granted shall have been issued upon the exercise of options or (ii) by action of the Board of Directors pursuant to Section 10 hereof, whichever shall first occur.

SECTION 13.  GOVERNING LAW

     All rights and obligations under the Plan shall be construed and inter-preted in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to principles of conflict of laws.



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